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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 8, 2008

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
State or other jurisdiction of incorporation	Commission File Number	IRS Employer ID Number

1030 West Georgia St, #1518, Vancouver, British Columbia, Canada  V6E 2Y3

(Address of principal executive offices)

Registrant's telephone number, including area code: 604-689-2646

                                    N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

SEC873(11-06)  Potential persons who are to respond to the collection of information contained in this form are not required to

               respond unless the form displays a currently valid OMB

               control number.

Item 7.01  FD Disclosure.

July 8, 2008  Notice of Meeting and Record Date

Computershare Trust Company of Canada advises of the following with respect to the upcoming Meeting of Security Holders for the Company:

  Meeting Type : Annual General Meeting

  Record Date for Notice of Meeting :     12/08/2008

  Record Date for Voting (if applicable): 12/08/2008

  Meeting Date :                          12/09/2008

  Meeting Location (if available) :       1185 West Georgia Street, #1750

                                          Vancouver, BC,  V6E 4E6

Refer to Exhibit #99.1 for additional information.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

99.1.  Notice of Meeting and Record Date; dated 7/8/2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2008           Bi-Optic Ventures Inc.

                              (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

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